UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2023

ImmunityBio, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37507	43-1979754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3530 John Hopkins Court

San Diego, California 92121

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (844) 696-5235

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IBRX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Registered Direct Offering

On July 20, 2023, ImmunityBio, Inc. (the “Company”) entered into a stock purchase agreement (the “SPA”) with certain institutional investors (the “Investors”) for the purchase and sale of 14,569,296 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and warrants to purchase an additional 14,569,296 shares of Common Stock at an exercise price of $3.2946 per share, for a purchase price of $2.7455 per share and accompanying warrant, generating gross proceeds from the offering of approximately $40.0 million before deducting placement agent fees and other estimated offering expenses (the “Offering”). The warrants will become immediately exercisable after the issuance date and expire three years after the initial issuance date. The closing of the offering is expected to occur on or about July 25, 2023, subject to the satisfaction of customary closing conditions.

On July 20, 2023, the Company also entered into a placement agency agreement (the “PAA”) with Jefferies LLC (the “Placement Agent”). Pursuant to the terms of the PAA, the Placement Agent has agreed to serve as our exclusive Placement Agent on a reasonable best efforts basis to arrange for the sale of the securities described above and the Company has agreed to pay the Placement Agent a cash fee equal to 6.0% of the gross proceeds generated from the sale of such securities, less certain Company expenses to be reimbursed by the Placement Agent. The Placement Agent will not receive any fees for the exercise of the warrants.

The securities are being offered and sold by the Company pursuant to a prospectus supplement and an accompanying prospectus forming part of a “shelf” registration statement on Form S-3 (Registration No. 333-269608), including a base prospectus, previously filed with the Securities and Exchange Commission (the “SEC”) on February 7, 2023 and declared effective by the SEC on February 9, 2023.

The SPA and PAA contain customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, the Placement Agent and the Investors, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the SPA and PAA were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements, and may be subject to limitations agreed upon by the contracting parties.

The foregoing is only a brief description of the material terms of the PAA, the warrants and the SPA, and does not purport to be a complete description of the rights and obligations of the parties thereunder, and is qualified in its entirety by reference to the PAA, the Form of Common Stock Purchase Warrant, and the SPA that are filed as Exhibits 1.1, 4.1 and 10.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

The legal opinion of Wilson Sonsini Goodrich & Rosati, P.C. relating to the legality of the issuance and sale of the securities in the offering is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Warrant Amendment

As previously reported, on February 15, 2023, the Company entered into a stock purchase agreement (the “February SPA”) with certain institutional investors (the “February Investors”) for the purchase and sale of 14,072,615 shares of Common Stock and warrants to purchase an additional 14,072,615 shares of Common Stock at an exercise price of $4.2636 per share that were immediately exercisable and expire two years after the initial issuance date (the “February Warrants”). Pursuant to the terms of the SPA, the Company has agreed, subject to the consummation of the closing of the Offering, to adjust the February Warrants such that the exercise price of the February Warrants will be reduced to $3.2946 and the expiration date of the February Warrants will be extended to the third anniversary of the closing of the Offering, in each case so as to match the terms of the newly issued warrants in the Offering.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. Investors should review the risks and uncertainties contained in our filings with the Securities and Exchange Commission (“SEC”), including our Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, filed with the SEC on May 11, 2023, as well as other risks set forth in our other filings with the SEC. We caution you that the forward-looking information presented in this Current Report on Form 8-K is not a guarantee of future events, and that actual events may differ materially from those described in or suggested by the forward-looking information contained in this Current Report on Form 8-K. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “should,” “could,” “would,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “potential,” or “continue” or the negative of such terms and other similar terminology. Any forward-looking information presented herein is made only as of the date of this Current Report on Form 8-K, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

1.1*	Placement Agency Agreement by and between the Company and Jefferies LLC, dated as of July 20, 2023.

4.1*	Form of Common Stock Purchase Warrant.

5.1*	Legal Opinion of Wilson Sonsini Goodrich & Rosati, P.C.

10.1*	Securities Purchase Agreement, dated as of July 20, 2023.

23.1*	Consent of Wilson Sonsini Goodrich & Rosati, P.C. (included in Exhibit 5.1).

99.1**	Press Release dated July 20, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.
**	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNITYBIO, INC.
Registrant

Date: July 21, 2023	By:	/s/ David C. Sachs
David C. Sachs
Chief Financial Officer